Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter Ended September 30, 2019

–  Quarterly GAAP Earnings of $0.49 and Core Earnings of $0.52 per Diluted Common Share –

–  Deploys $2.5 Billion of Capital, Including $1.2 Billion in Commercial Lending –

–  Executes $1.1 Billion CRE CLO –

–  Enhances Capital Structure with $400 Million Term Loan B and $100 Million Revolver –

– Declares Dividend of $0.48 per share for the Fourth Quarter of 2019 –

GREENWICH, Conn., November 8, 2019 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended September 30, 2019.  The Company’s third quarter 2019 GAAP net income was $140.4 million, or $0.49 per diluted share, and Core Earnings (a non-GAAP financial measure) was $152.6 million, or $0.52 per diluted share.

“We had another strong quarter, with over $2.5 billion of capital deployed across all our segments, including $1.2 billion in Commercial Lending.  Notably, our non-agency residential lending business continued to expand with purchases of over $600 million of loans and the completion of our fourth and largest securitization for $546 million. We also continue to experience growing, double-digit yields in our Property segment.  We expect that these yields will increase over 200 basis points as a result of the $180 million partial cash out refinance of our medical office portfolio and first multifamily portfolio, which have appreciated meaningfully since acquisition.  Our pipeline remains robust, and we expect to invest this capital accretively as we continue to utilize our global organization to find the best opportunities across our cylinders,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

Added Jeffrey DiModica, President of Starwood Property Trust, “During the quarter, we continued to reduce our reliance on warehouse financing, completing our first $1.1 billion CRE CLO.  The transaction was structurally superior, reducing balance sheet exposure, and with a higher advance rate and lower cost of funds than the repurchase facilities it replaced.  We also executed on a $400 million term loan, which allowed us to increase our unencumbered asset base, providing us with additional capacity to issue attractive corporate debt in the future.  We ended the quarter with a record high of over $8.0 billion of available capacity across our financing facilities, giving us tremendous flexibility as investment opportunities arise.”

Dividend

On November 8, 2019, the Company’s Board of Directors declared a dividend of $0.48 per share of common stock for the quarter ending December 31, 2019. The dividend is payable on January 15, 2020 to common stockholders of record as of December 31, 2019.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Conference Call and Webcast Information

The Company will host a live webcast and conference call on Friday, November 8, 2019, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.  The webcast is available at www.starwoodpropertytrust.com in the investor relations section of the website.

To Participate via Telephone:

Dial in at least five minutes prior to start time.

Domestic:  1-877-407-9039

International:  1-201-689-8470

Conference Call Playback:

Domestic:  1-844-512-2921

International:  1-412-317-6671

Passcode:  13695217

The playback can be accessed through November 15, 2019.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed over $57 billion of capital since inception and manages a portfolio of $16 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, economic conditions, availability of financing and other risks detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.

In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended September 30, 2019

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$145,290	$22,763	$—	$3,977	$—	$172,030	$—	$172,030
Interest income from investment securities	18,163	810	—	32,556	—	51,529	(34,853)	16,676
Servicing fees	97	—	—	18,243	—	18,340	(4,007)	14,333
Rental income	—	—	72,251	12,403	—	84,654	—	84,654
Other revenues	258	39	125	218	—	640	(3)	637
Total revenues	163,808	23,612	72,376	67,397	—	327,193	(38,863)	288,330
Costs and expenses:
Management fees	363	—	—	18	29,829	30,210	28	30,238
Interest expense	51,844	14,422	19,020	8,891	29,142	123,319	(163)	123,156
General and administrative	7,104	4,315	2,170	22,915	3,184	39,688	78	39,766
Acquisition and investment pursuit costs	506	21	—	(364)	—	163	—	163
Costs of rental operations	765	—	24,784	6,019	—	31,568	—	31,568
Depreciation and amortization	339	15	23,106	4,809	—	28,269	—	28,269
Loan loss provision, net	(39)	—	—	—	—	(39)	—	(39)
Other expense	77	—	46	—	—	123	—	123
Total costs and expenses	60,959	18,773	69,126	42,288	62,155	253,301	(57)	253,244
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	61,767	61,767
Change in fair value of servicing rights	—	—	—	57	—	57	(682)	(625)
Change in fair value of investment securities, net	(303)	—	—	22,476	—	22,173	(21,907)	266
Change in fair value of mortgage loans held-for-sale, net	10,088	—	—	22,433	—	32,521	—	32,521
Earnings from unconsolidated entities	2,507	—	223	253	—	2,983	(236)	2,747
Gain (loss) on sale of investments and other assets, net	482	(25)	—	20,700	—	21,157	—	21,157
Gain (loss) on derivative financial instruments, net	15,729	(109)	5,900	(6,376)	6,789	21,933	—	21,933
Foreign currency loss, net	(15,337)	(319)	(8)	—	—	(15,664)	—	(15,664)
Loss on extinguishment of debt	(857)	(2,101)	—	(194)	(1,472)	(4,624)	—	(4,624)
Other loss, net	—	(50)	—	—	—	(50)	—	(50)
Total other income (loss)	12,309	(2,604)	6,115	59,349	5,317	80,486	38,942	119,428
Income (loss) before income taxes	115,158	2,235	9,365	84,458	(56,838)	154,378	136	154,514
Income tax (provision) benefit	(3,194)	475	—	(1,794)	—	(4,513)	—	(4,513)
Net income (loss)	111,964	2,710	9,365	82,664	(56,838)	149,865	136	150,001
Net income attributable to non-controlling interests	—	—	(5,250)	(4,219)	—	(9,469)	(136)	(9,605)
Net income (loss) attributable to Starwood Property Trust, Inc.	$111,964	$2,710	$4,115	$78,445	$(56,838)	$140,396	$—	$140,396

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended September 30, 2019

(Amounts in thousands except per share data)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$111,964	$2,710	$4,115	$78,445	$(56,838)	$140,396
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	5,250	—	—	5,250
Non-cash equity compensation expense	1,140	577	83	1,765	9,411	12,976
Management incentive fee	—	—	—	—	1,875	1,875
Acquisition and investment pursuit costs	6	—	(89)	(146)	—	(229)
Depreciation and amortization	339	15	23,440	4,444	—	28,238
Loan loss provision, net	(39)	—	—	—	—	(39)
Interest income adjustment for securities	(194)	—	—	5,345	—	5,151
Extinguishment of debt, net	—	—	—	—	(247)	(247)
Other non-cash items	—	—	321	191	152	664
Reversal of GAAP unrealized (gains) / losses on:
Loans held-for-sale	(10,088)	—	—	(22,433)	—	(32,521)
Securities	303	—	—	(22,476)	—	(22,173)
Derivatives	(15,749)	109	(4,576)	6,590	(6,913)	(20,539)
Foreign currency	15,337	319	8	—	—	15,664
Earnings from unconsolidated entities	(2,507)	—	(223)	(253)	—	(2,983)
Recognition of Core realized gains / (losses) on:
Loans held-for-sale	8,383	(230)	—	22,134	—	30,287
Securities	373	—	—	4,593	—	4,966
Derivatives	977	64	406	(7,875)	—	(6,428)
Foreign currency	(3,911)	(171)	(8)	—	—	(4,090)
Earnings from unconsolidated entities	2,298	—	—	1,324	—	3,622
Sales of properties	—	—	—	(7,221)	—	(7,221)
Core Earnings (Loss)	$108,632	$3,393	$28,727	$64,427	$(52,560)	$152,619
Core Earnings (Loss) per Weighted Average Diluted Share	$0.37	$0.01	$0.10	$0.22	$(0.18)	$0.52

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the nine months ended September 30, 2019

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$462,956	$74,969	$—	$8,987	$—	$546,912	$—	$546,912
Interest income from investment securities	62,438	2,563	—	88,012	—	153,013	(96,160)	56,853
Servicing fees	310	—	—	61,366	—	61,676	(13,902)	47,774
Rental income	—	—	215,098	40,686	—	255,784	—	255,784
Other revenues	714	732	291	929	26	2,692	(24)	2,668
Total revenues	526,418	78,264	215,389	199,980	26	1,020,077	(110,086)	909,991
Costs and expenses:
Management fees	1,127	—	—	54	74,924	76,105	122	76,227
Interest expense	172,012	49,257	57,142	25,152	84,878	388,441	(487)	387,954
General and administrative	20,626	13,624	5,394	61,943	10,429	112,016	258	112,274
Acquisition and investment pursuit costs	915	51	—	(387)	—	579	—	579
Costs of rental operations	1,525	—	70,846	19,503	—	91,874	—	91,874
Depreciation and amortization	695	15	70,078	15,287	—	86,075	—	86,075
Loan loss provision, net	2,046	1,196	—	—	—	3,242	—	3,242
Other expense	230	—	1,353	194	—	1,777	—	1,777
Total costs and expenses	199,176	64,143	204,813	121,746	170,231	760,109	(107)	760,002
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	164,761	164,761
Change in fair value of servicing rights	—	—	—	(1,617)	—	(1,617)	(691)	(2,308)
Change in fair value of investment securities, net	(2,945)	—	—	56,431	—	53,486	(52,491)	995
Change in fair value of mortgage loans held-for-sale, net	16,837	—	—	48,841	—	65,678	—	65,678
Earnings (loss) from unconsolidated entities	8,576	—	(42,538)	3,601	—	(30,361)	(1,275)	(31,636)
Gain on sale of investments and other assets, net	3,476	3,041	—	21,640	—	28,157	—	28,157
Gain (loss) on derivative financial instruments, net	12,024	(3,337)	(3,957)	(16,761)	31,725	19,694	—	19,694
Foreign currency loss, net	(17,025)	(102)	(7)	—	—	(17,134)	—	(17,134)
Loss on extinguishment of debt	(857)	(8,221)	—	(194)	(1,466)	(10,738)	—	(10,738)
Other loss, net	—	(50)	—	—	(73)	(123)	—	(123)
Total other income (loss)	20,086	(8,669)	(46,502)	111,941	30,186	107,042	110,304	217,346
Income (loss) before income taxes	347,328	5,452	(35,926)	190,175	(140,019)	367,010	325	367,335
Income tax (provision) benefit	(4,778)	746	(258)	(4,090)	—	(8,380)	—	(8,380)
Net income (loss)	342,550	6,198	(36,184)	186,085	(140,019)	358,630	325	358,955
Net income attributable to non-controlling interests	(392)	—	(16,322)	(4,121)	—	(20,835)	(325)	(21,160)
Net income (loss) attributable to Starwood Property Trust, Inc.	$342,158	$6,198	$(52,506)	$181,964	$(140,019)	$337,795	$—	$337,795

Reconciliation of Net Income to Core Earnings

For the nine months ended September 30, 2019

(Amounts in thousands except per share data)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$342,158	$6,198	$(52,506)	$181,964	$(140,019)	$337,795
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	16,322	—	—	16,322
Non-cash equity compensation expense	2,757	1,691	229	4,817	16,909	26,403
Management incentive fee	—	—	—	—	2,048	2,048
Acquisition and investment pursuit costs	(56)	2	(266)	(451)	(356)	(1,127)
Depreciation and amortization	695	15	71,067	14,181	—	85,958
Loan loss provision, net	2,046	1,196	—	—	—	3,242
Interest income adjustment for securities	(585)	—	—	14,698	—	14,113
Extinguishment of debt, net	—	—	—	—	(1,704)	(1,704)
Other non-cash items	—	—	(565)	699	470	604
Reversal of GAAP unrealized (gains) / losses on:
Loans held-for-sale	(16,837)	—	—	(48,841)	—	(65,678)
Securities	2,945	—	—	(56,431)	—	(53,486)
Derivatives	(11,763)	3,337	8,457	16,841	(32,915)	(16,043)
Foreign currency	17,025	102	7	—	—	17,134
(Earnings) loss from unconsolidated entities	(8,576)	—	42,538	(3,601)	—	30,361
Recognition of Core realized gains / (losses) on:
Loans held-for-sale	7,180	(985)	—	49,719	—	55,914
Securities	970	—	—	11,702	—	12,672
Derivatives	1,800	(1,396)	2,257	(17,114)	—	(14,453)
Foreign currency	(4,725)	(998)	(7)	9	—	(5,721)
Earnings (loss) from unconsolidated entities	7,078	—	(68,905)	14,194	—	(47,633)
Sales of properties	—	—	—	(7,297)	—	(7,297)
Core Earnings (Loss)	$342,112	$9,162	$18,628	$175,089	$(155,567)	$389,424
Core Earnings (Loss) per Weighted Average Diluted Share	$1.17	$0.03	$0.06	$0.60	$(0.53)	$1.33

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of September 30, 2019

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$64,343	$6,404	$35,940	$46,872	$129,369	$282,928	$1,189	$284,117
Restricted cash	36,771	33,366	21,186	19,218	—	110,541	—	110,541
Loans held-for-investment, net	7,636,475	1,281,815	—	1,363	—	8,919,653	—	8,919,653
Loans held-for-sale	809,604	163,932	—	468,583	—	1,442,119	—	1,442,119
Investment securities	938,300	54,048	—	1,009,249	—	2,001,597	(1,192,460)	809,137
Properties, net	26,902	—	2,441,480	261,156	—	2,729,538	—	2,729,538
Intangible assets	—	—	75,965	68,748	—	144,713	(24,766)	119,947
Investment in unconsolidated entities	42,518	—	71,824	33,246	—	147,588	(21,473)	126,115
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Derivative assets	37,507	652	21,994	603	20,727	81,483	—	81,483
Accrued interest receivable	43,747	4,015	245	1,321	3,125	52,453	(676)	51,777
Other assets	98,664	5,978	72,932	64,068	9,129	250,771	2	250,773
VIE assets, at fair value	—	—	—	—	—	—	59,249,054	59,249,054
Total Assets	$9,734,831	$1,669,619	$2,741,566	$2,114,864	$162,350	$16,423,230	$58,010,870	$74,434,100
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$25,836	$15,719	$69,550	$72,055	$50,868	$234,028	$92	$234,120
Related-party payable	—	—	—	44	24,442	24,486	—	24,486
Dividends payable	—	—	—	—	137,273	137,273	—	137,273
Derivative liabilities	2,336	904	—	1,541	—	4,781	—	4,781
Secured financing agreements, net	4,061,849	1,168,166	1,868,416	771,618	391,989	8,262,038	(13,950)	8,248,088
Collateralized loan obligations, net	927,436	—	—	—	—	927,436	—	927,436
Unsecured senior notes, net	—	—	—	—	1,926,693	1,926,693	—	1,926,693
VIE liabilities, at fair value	—	—	—	—	—	—	58,018,209	58,018,209
Total Liabilities	5,017,457	1,184,789	1,937,966	845,258	2,531,265	11,516,735	58,004,351	69,521,086
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	2,871	2,871	—	2,871
Additional paid-in capital	1,307,064	481,206	609,241	156,094	2,568,066	5,121,671	—	5,121,671
Treasury stock	—	—	—	—	(104,194)	(104,194)	—	(104,194)
Accumulated other comprehensive income (loss)	52,471	—	(30)	(64)	—	52,377	—	52,377
Retained earnings (accumulated deficit)	3,357,839	3,624	(38,936)	1,095,602	(4,835,658)	(417,529)	—	(417,529)
Total Starwood Property Trust, Inc. Stockholders’ Equity	4,717,374	484,830	570,275	1,251,632	(2,368,915)	4,655,196	—	4,655,196
Non-controlling interests in consolidated subsidiaries	—	—	233,325	17,974	—	251,299	6,519	257,818
Total Equity	4,717,374	484,830	803,600	1,269,606	(2,368,915)	4,906,495	6,519	4,913,014
Total Liabilities and Equity	$9,734,831	$1,669,619	$2,741,566	$2,114,864	$162,350	$16,423,230	$58,010,870	$74,434,100